EXHIBIT 23.04


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As   independent   public   accountants,   we  hereby  consent  to  the
incorporation by reference in this Post Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-4 of our report dated February 28, 2000 included in MediaOne Group, Inc.'s consolidated financial statements for the year ended December 31, 1999, filed in AT&T Corp.'s Form 8-K dated March 27, 2000.

ARTHUR ANDERSEN LLP


Denver, Colorado,
July 19, 2000


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